UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 28, 2009

(Date of Earliest Event Reported)

DITECH NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26209	94-2935531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 E. Middlefield Road Mountain View, California	94043
(Address of Principal Executive Offices)	(Zip Code)

(650) 623-1300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 28, 2009, Ditech Networks, Inc. (the “Company”) issued a press release containing a Notice of Settlement of the consolidated shareholder derivative action pending in the United States District Court, Northern District of California captioned In re Ditech Networks, Inc. Derivative Litigation, No. C-06-05157-JF as well as the derivative action pending in the Superior Court of the State of California, County of Santa Clara, captioned Zhu v. Montgomery, et al., No. 1:06-CV-075695 (collectively, the “Litigation”).

A copy of the press release is attached hereto as Exhibit 99.1.

A copy of the Notice of Settlement is attached hereto as Exhibit 99.2.

A copy of the Stipulation and Agreement of Settlement of the Litigation is attached hereto as Exhibit 99.3.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Document

99.1	Press Release containing Notice of Settlement

99.2	Notice of Settlement

99.3	Stipulation and Agreement of Settlement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DITECH NETWORKS, INC.

Date: October 28, 2009	By:	/s/ William J. Tamblyn
William J. Tamblyn
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release regarding Notice of Settlement

99.2	Notice of Settlement

99.3	Stipulation and Agreement of Settlement